                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) of the
                         SECURITIES EXCHANGE ACT OF 1934

                                  IJNT.NET, INC.
             (Exact name of registrant as specified in its Charter)

         DELAWARE                                        33-0611753
(State of incorporation)                    (I.R.S. Employee Identification No.)

2030 Main Street, Suite 550, Irvine, CA                             92614
(Address of Principal executive offices)                          (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act

    Title of each class                       Name of each exchange on which
    To be so registered                       each class is to be registered

Common Stock $.001 Par Value                      NASDAQ National Market System

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and its effective pursuant to General Instruction A.(c), check the following box ___

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d) check the following box _X_

Securities Act registration statement file number to which this form relates:
        (if applicable)

Securities to be registered pursuant to Section 12(g) of the Act: Common Stock

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant's Securities to be Registered.

         In response to this item, this registration statement incorporates by reference the description of the Common Stock, $.001 par value per share (the "Common Stock"), of IJNT.net, Inc., a Delaware corporation (the "Registrant"), contained in the Registrant's Registration Statement on Form 10-SB (File No. 0-24408, the "Registration Statement") previously filed with the Securities and Exchange Commission. If such description is subsequently amended, the description as subsequently amended is hereby incorporated by reference.

Item 2. Exhibits

         The following exhibits are filed as part of this registration statement:

         1. Registrant's Certificate of Incorporation (incorporated in this registration statement by reference to Exhibit 3.1 to the Registration Statement, previously filed, with the Securities and Exchange Commission).

         2. Registrant's Certificate of Amendment of Certificate of Incorporation (incorporated in this registration statement by reference to Exhibit 3.3 to the Registrant's Current Report on Form 8-K filed wth the Securities and Exchange Commission on September 8, 1997)

         3. Registrant's Bylaws (incorporated in this registration statement by reference to Exhibit 3.2 to the Registration Statement, previously filed with the Securities and Exchange Commission).

         4. Form of Common Stock Certificate (filed with this registration statement).

                                    SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


IJNT.net, Inc.
Dated April 21, 2000

By: /s/ JON H. MARPLE
   -----------------------------
   CEO and Chairman of the Board

                                INDEX TO EXHIBITS
                                -----------------

         Exhibit
         Number            Exhibit
         ------            -------

         1. Registrant's Certificate of Incorporation (incorporated in this registration statement by reference to Exhibit 3.1 to the Registration Statement, previously filed, with the Securities and Exchange Commission).

         2. Registrant's Certificate of Amendment of Certificate of Incorporation (incorporated in this registration statement by reference to Exhibit 3.3 to the Registrant's Current Report on Form 8-K filed wth the Securities and Exchange Commission on September 8, 1997)

         3. Registrant's Bylaws (incorporated in this registration statement by reference to Exhibit 3.2 to the Registration Statement, previously filed with the Securities and Exchange Commission).

         4. Form of Common Stock Certificate (filed with this registration statement).

                                                                       Exhibit 4

                                 NAME CHANGED TO
                                  IJNT.NET, INC.
                            EFFECTIVE DATE: 3/15/99
                        CUSIP #449638 10 5 EFFECTIVE 7/13/99

    NUMBER                                                          SHARES
+--------------+                                                +--------------+
|              |                                                |              |
|              |                                                |              |
+--------------+                                                +--------------+


INCORPORATED UNDER THE LAWS                                    SEE REVERSE FOR
OF THE STATE OF DELAWARE                                     CERTAIN DEFINITIONS

                                    COMMON STOCK

THIS IS TO CERTIFY THAT




IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF $.001 PAR VALUE EACH OF ===========================IJNT International, Inc.=============================
transferable on the books of the Corporation in person or by attorney upon surrender of this Certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Delaware, and to the Certificate of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This Certificate is not valid until countersigned by the Transfer Agent.
    Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:

  /S/ MARY E. BLAKE                                          /S/ JON H. MARPLE
      SECRETARY             [IJNT INTERNATIONAL, INC.            PRESIDENT
                                 CORPORATE SEAL                EXECUTIVE OFFICER
                                      HERE]


COUNTERSIGNED:
  EXECUTIVE REGISTRAR & TRANSFER AGENCY, INC.
     P.O. Box 56517, PHOENIX, AZ 85079)
         TRANSFER AGENT




                        AUTHORIZED OFFICER

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common         UNIF GIFT MIN ACT - _____________Custodian for____________
                                                             (Cust.)                   (Minor)
TEN ENT - as tenants by the entireties                   under Uniform Gifts to Minors

JT TEN - as joint tenants with                         Act of _______________________________
         right of survivorship and                                     (State)
         not as tenants in common

     Additional abbreviations may also be used though not in the above list.

For value received ______________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
+-------------------------------------+
|                                     |
+-------------------------------------+

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)
________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within-named Company with full power of substitution in the premises.

Dated ________________________

                             ___________________________________________________
                             NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.



THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER, UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS AND SERIES AUTHORIZED TO BE ISSUED. SO FAR AS THE SAME HAVE BEEN DETERMINED, AND OF THE AUTHORITY, IF ANY, OF THE BAORD TO DIVIDE THE SHARES INTO CLASSES OR SERIES AND TO DETERMINE AND CHANGE THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF ANY CLASS OR SERIES SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE CORPORATION OF THE CORPORATION OR TO THE TRANSFER AGENT NAMED ON THIS CERTIFICATE
--------------------------------------------------------------------------------
THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL OR REGIONAL OR OTHER RECOGNIZED STOCK EXCHANGE IN CONFORMANCE WITH A SIGNATURE GUARANTEE MEDALLION PROGRAM.